SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
(Amendment No. )

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

eMagin Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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eMAGIN CORPORATION

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 17, 2013 at the offices of Sichenzia Ross Friedman Ference LLP,

61 Broadway, 32nd Floor, New York, New York 10006

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/emagin/2013

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2013 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of eMAGIN CORPORATION:

Notice is hereby given that the Annual Meeting of Stockholders of eMagin Corporation will be held on Friday, May
17, 2013 at 10:00 a.m. Eastern Time at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd
Floor, New York, New York 10006 for the following purposes:

1. Election of Directors

    NOMINEES:

    01) Christopher Brody, 02) Claude Charles, 03) Paul Cronson, 04) Irwin Engelman, 05) Leslie G. Polgar, 06) Andrew G. Sculley, 07) Brig. General Stephen Seay, 08) Jill J. Wittels

2. Proposal to approve the Company’s 2013 Incentive Stock Plan.

3. Proposal to ratify McGladrey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

4. To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.

The Board of Directors recommends a vote FOR the election of the named nominees as directors, FOR Proposals 2, 3 and 4.

 The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/emagin/2013/. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857                                TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

eMAGIN CORPORATION
61 Broadway, 32nd Floor, New York, New York 10006

The following proxy materials are available to you to review at: www.viewproxy.com/emagin/201/

• 2012 Annual Report

• Proxy Statement

Directions to the meeting can be found in the proxy statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on May 16, 2013.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free or
By logging onto http://viewproxy.com/emagin/2013/

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.

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